Back to Form 8-K
Exhibit 10.1

APPENDIX X
[Amendment #4]

Agency Code 12000	Contract No. C020454
Period 10/1/06-9/30/08	Funding Amount for Period Based on approved capitation rates

This is an AGREEMENT between THE STATE OF NEW YORK, acting by and through The New York State Department of Health, having its principal office at Corning Tower, Room 2001, Empire State Plaza, Albany NY 12237, (hereinafter referred to as the STATE), and WellCare of New York. Inc., (hereinafter referred to as the CONTRACTOR), to modify Contract Number C020454 by substituting the attached Appendix L "Approved Capitation Payment Rates." The effective date of these modifications is October 1, 2006.

All other provisions of said AGREEMENT shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this AGREEMENT as of the dates appearing under their signatures.

CONTRACTOR SIGNATURE	STATE AGENCY SIGNATURE
By: /s/ Todd S. Farha	By: /s/ Donna Frescatore
Todd S. Farha	Donna Frescatore
Title: President & CEO	Title: Deputy Director
Date: 3/23/2007	Date: 4/6/2007
State Agency Certification: In addition to the acceptance of this contract, I also certify that original copies of this signature page will be attached to all other exact copies of this contract.

STATE OF FLORIDA
SS.:
COUNTY OF HILLSBOROUGH

On the 23 day of March 2007, before me personally appeared Todd S. Farha, to me known, who being by me duly sworn, did depose and say that he/she resides at Tampa, Florida, that he/she is the President and CEO of WellCare of New York, Inc., the corporation described herein which executed the foregoing instrument; and that he/she signed his/her name thereto by order of the board of directors of said corporation.

(Notary)

APPENDIX L
Approved Capitation Payment Rates

APPENDIX L
October 1, 2006
L-l

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Northeast
Reinsurance: No	County: ALBANY

Premium Group	Rate Amount
TANF/SN <6mo M/F	$266.66
TANF/SN 6mo-14 F	$90.84
TANF/SN 15-20 F	$132.88
TANF/SN 6mo-20 M	$88.65
TANF 21+ M/F	$215.57
SN 21-29 M/F	$204.54
SN 30+ M/F	$370.80
SSI 6mo-20 M/F	$179.30
SSI 21-64 M/F	$500.80
SSI 65+ M/F	$445.49
Maternity Kick Payment	$5,097.14
Newborn Kick Payment	$1,734.99

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☑ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Central
Reinsurance: No	County: COLUMBIA

Premium Group	Rate Amount
TANF/SN <6mo M/F	$257.40
TANF/SN 6mo-14 F	$83.44
TANF/SN 15-20 F	$141.87
TANF/SN 6mo-20 M	$83.83
TANF 21+ M/F	$232.72
SN 21-29 M/F	$218.50
SN 30+ M/F	$374.26
SSI 6mo-20 M/F	$181.92
SSI 21-64 M/F	$481.49
SSI 65+ M/F	$398.31
Maternity Kick Payment	$5,466.64
Newborn Kick Payment	$1,980.01

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☑ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID #: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region.: Mid-Hudson
Reinsurance: No	County: DUTCHESS

Premium Group	Rate Amount
TANF/SN <6mo M/F	$270.87
TANF/SN 6mo-14 F	$94.94
TANF/SN 15-20 F	$137.72
TANF/SN 6mo-20 M	$104.62
TANF 21+ M/F	$233.20
SN 21-29 M/F	$214.30
SN 30+ M/F	$435.52
SSI 6mo-20 M/F	$179.73
SSI 21-64 M/F	$495.51
SSI 65+ M/F	$431.82
Maternity Kick Payment	$5,651.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Central
Reinsurance: No	County: GREENE

Premium Group	Rate Amount
TANF/SN <6mo M/F	$255.17
TANF/SN 6mo-14 F	$81.61
TANF/SN 15-20 F	$139.56
TANF/SN 6mo-20 M	$81.96
TANF 21+ M/F	$229.85
SN 21-29 M/F	$215.70
SN 30+ M/F	$371.16
SSI 6mo-20 M/F	$178.82
SSI 21-64 M/F	$477.44
SSI 65+ M/F	$396.59
Maternity Kick Payment	$5,466.64
Newborn Kick Payment	$1,980.01

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Mid-Hudson
Reinsurance: No	County: ORANGE

Premium Group	Rate Amount
TANF/SN <6mo M/F	$267.68
TANF/SN 6mo-14 F	$94.17
TANF/SN 15-20 F	$134.59
TANF/SN 6mo-20 M	$103.58
TANF 21+ M/F	$229.78
SN 21-29 M/F	$209.82
SN 30+ M/F	$429.39
SSI 6mo-20 M/F	$175.89
SSI 21-64 M/F	$487.16
SSI 65+ M/F	$426.97
Maternity Kick Payment	$5,651.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☐ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Northeast
Reinsurance: No	County: RENSSELAER

Premium Group	Rate Amount
TANF/SN <6mo M/F	$264.44
TANF/SN 6mo-14 F	$89.01
TANF/SN 15-20 F	$130.59
TANF/SN 6mo-20 M	$86.79
TANF 21+ M/F	$212.69
SN 21-29 M/F	$201.74
SN 30+ M/F	$367.69
SSI 6mo-20 M/F	$176.21
SSI 21-64 M/F	$496.76
SSI 65+ M/F	$443.78
Maternity Kick Payment	$5,097.14
Newborn Kick Payment	$1,734.99

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Northern Metro
Reinsurance: No	County: ROCKLAND

Premium Group	Rate Amount
TANF/SN <6mo M/F	$250.95
TANF/SN 6mo-14 F	$88.86
TANF/SN 15-20 F	$113.17
TANF/SN 6mo-20 M	$99.37
TANF 21+ M/F	$193.00
SN 21-29 M/F	$266.43
SN 30+ M/F	$419.43
SSI 6mo-20 M/F	$178.93
SSI 21-64 M/F	$556.61
SSI 65+ M/F	$419.43
Maternity Kick Payment	$4,812.65
Newborn Kick Payment	$1,569.65

Optional Benefits Offered:
☑ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.
Medicaid Managed Care Rates

MMIS ID#: 01182503	Effective Date: 10/01/06
Approved by DOB: Yes	Region: Mid-Hudson
Reinsurance: No	County: ULSTER

Premium Group	Rate Amount
TANF/SN <6mo M/F	$267.68
TANF/SN 6mo-14 F	$94.17
TANF/SN 15-20 F	$134.59
TANF/SN 6mo-20 M	$103.58
TANF 21+ M/F	$229.78
SN 21-29 M/F	$209.82
SN 30+ M/F	$429.39
SSI 6mo-20 M/F	$175.89
SSI 21-64 M/F	$487.16
SSI 65+ M/F	$426.97
Maternity Kick Payment	$5,651.55
Newborn Kick Payment	$2,276.59

Optional Benefits Offered:
☐ Emergency Transportation	☐Dental
☐ Non-Emergent Transportation	☑ Family Planning
Box will be checked if the optional benefit is covered by the plan

WELLCARE OF NEW YORK, INC.

Family Health Plus Rates Effective April 1, 2006

					Optional benefits covered
County	Adults with Children 19 - 64	Adults without Children 19 - 29	Adults without Children 30 - 64	Maternity Kick	Family Planning	Dental
ALBANY	$253.35	$250.47	$510.54	$5,097.14	Yes	Yes
COLUMBIA	$270.53	$258.71	$498.03	$5,466.64	Yes	Yes
DUTCHESS	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
GREENE	$270.53	$258.71	$498.03	$5,466.64	Yes	Yes
ORANGE	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
RENSSELAER	$253.35	$250.47 .	$510.54	$5,097.14	Yes	Yes
ROCKLAND	$256.16	$208.81	$471.77	$4,812.65	Yes	Yes
ULSTER	$260.42	$291.38	$528.18	$5,651.55	Yes	Yes
NEW YORK CITY	$196.82	$151.39	$245.60	$5,114.41	Yes	Yes